T. Rowe Price Dynamic Global Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022 revised to August 23, 2022

The following changes are effective as of February 28, 2023.

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Quentin Fitzsimmons and Scott Solomon will join Arif Husain as co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Fitzsimmons joined T. Rowe Price in 2015 and Mr. Solomon joined T. Rowe Price in 2005. Mr. Husain will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee on December 31, 2023.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Quentin Fitzsimmons and Scott Solomon will join Arif Husain as co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Fitzsimmons joined the Firm in 2015, and his investment experience dates from 1991. During the past five years, he has served as a portfolio manager with the Firm. Mr. Solomon joined the Firm in 2005, and his investment experience dates from 2008. During the past five years, he has served as an associate portfolio manager in the International Fixed Income Division with the Firm. Mr. Husain will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee on December 31, 2023.

The date of this supplement is February 9, 2023.

F35-041 2/9/23